Subsequent events	12 Months Ended
Dec. 31, 2017
Disclosure Text Block [Abstract]
Subsequent Events [Text Block]
19	Subsequent events

Effective February 5, 2018, Mr. Mark Bailey was appointed to the role of Non-Executive Chairman of the Board of Directors and succeeded The Rt. Honourable Lord Howard of Lympe who retired from his position as a director and Board Chair. In addition, Dr. Michael Price joined the Company’s Board of Directors as an independent director.

Subsequent to December 31, 2017, 1,590,000 stock options with an exercise price of C$0.47 were exercised or terminated (Note 10). An aggregate of 648,224 common shares were issued, and the Company received gross proceeds of C$150,400 from the option exercises. 100,000 stock options with an exercise price of C$0.63 were granted to Dr. Michael Price.